UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2018

(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Centrepark Boulevard Suite 210 West Palm Beach, Florida		33401
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (561) 207-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 20, 2018, Platform Specialty Products Corporation (“Platform”) entered into a Stock Purchase Agreement (the “Agreement”) with UPL Corporation Ltd., a Mauritius public limited company (“Purchaser”) and a wholly-owned subsidiary of UPL Limited. Pursuant to the terms and conditions of the Agreement, at the closing, Platform has agreed to sell to Purchaser 100% of the issued and outstanding shares of common stock of Arysta LifeScience Inc., a Delaware corporation and a subsidiary of Platform, which operates Platform’s Agricultural Solutions business segment (“Arysta”). The aggregate purchase price payable by Purchaser is $4.2 billion in cash, subject to customary purchase price adjustments as described in the Agreement. The transaction is expected to close in late 2018 or early 2019 upon satisfaction or waiver of the closing conditions contained in the Agreement. Purchaser’s obligation to consummate the transaction is not conditioned on the receipt or availability of financing.

The Agreement contains customary representations, warranties, covenants, agreements and indemnities. Among other things, from the date of the Agreement until the closing of the transaction, Platform is required to operate Arysta’s business in the ordinary course (in all material respects) and to comply with certain covenants regarding the operation of the Arysta business. Platform also will be subject to certain non-compete, non-solicitation and confidentiality requirements for a period of five years after closing, in each case, subject to certain exceptions. In addition, the parties are obligated, subject to certain limitations, to indemnify the other under the Agreement for certain customary and other specified matters, including breaches of representations and warranties, nonfulfillment, nonperformance or other breaches of covenants and for certain liabilities and third-party claims.

The closing of the transaction is subject to customary closing conditions, including the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, as well as approvals from antitrust authorities from certain non-U.S. jurisdictions and of certain other governmental authorities. The Agreement contains customary termination rights for Platform and Purchaser, including if the closing does not occur on or prior to December 31, 2019, subject to certain extension rights. The Agreement further provides that, upon the termination thereof by Platform under certain specified circumstances, Purchaser will be required to pay Platform a termination fee of $168 million. If Purchaser fails to consummate the transaction as a result of its failure to receive the proceeds of its committed equity financing, Platform has agreed with Purchaser to negotiate whether Platform would be willing to receive a portion of the purchase price in equity of Purchaser prior to terminating the Agreement and requiring Purchaser to pay Platform the termination fee.

The foregoing summary of the Agreement and the transaction contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference. The Agreement has been filed to provide investors and security holders with information regarding its terms. It is not intended to provide any other information about Arysta, Platform or Purchaser. The Agreement contains representations, warranties and covenants of the parties thereto made to, and solely for the benefit of, each other, and such representations, warranties and covenants may be subject to materiality and other qualifiers applicable to the contracting parties that differ from those that may be viewed as material to investors. The assertions embodied in those representations, warranties and covenants are qualified by information in confidential disclosure schedules that Platform delivered in connection with the execution of the Agreement and were made only as of the date of the Agreement. Accordingly, investors and security holders should not rely on the representations, warranties and covenants as characterizations of the actual state of facts. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in Platform’s public disclosures.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 2.06. Material Impairments.

As a result of entering into the Agreement, the Arysta business is expected to be reported as a discontinued operation in Platform’s periodic filings beginning with its quarterly report on Form 10-Q for the three and nine months ended September 30, 2018. Accordingly, Platform expects to record an impairment charge of approximately $450 million to $550 million in the third quarter of 2018 primarily due to the recognition of foreign currency translation adjustments that have been recorded in Accumulated Other Comprehensive Loss within Stockholders’ Equity. The estimated range of the impairment charge above reflects Platform’s best estimate of the amount of the charge at this time. The actual loss on sale will be dependent on a number of factors, including foreign exchange rates on the date of sale and other closing adjustments. No cash expenditures other than transaction costs and advisor fees are anticipated as a result of the sale.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On July 19, 2018, Platform’s Board of Directors (the “Board”) elected Nichelle Maynard-Elliott to serve as a director of Platform, effective on August 15, 2018, with a term expiring at Platform’s 2019 annual meeting of stockholders. The appointment of Ms. Maynard-Elliott fills an existing vacancy on the Board. Ms. Maynard-Elliott has not been appointed to any Board committee at this time.

Ms. Maynard-Elliott, 49, currently serves as Executive Director, Mergers & Acquisitions (“M&A”) for Praxair, Inc. (“Praxair”). Ms. Maynard-Elliott joined Praxair in 2003 as Senior Counsel responsible for M&A and commercial transactions for Praxair’s U.S. packaged gases and healthcare businesses. Ms. Maynard-Elliott served as Assistant General Counsel from 2007 to 2011 and transitioned to the role of Executive Director, M&A in 2011. She is admitted to practice in New York and Connecticut. Ms. Maynard-Elliott graduated from Brown University with a B.A. in Economics, and received her J.D. from Columbia University School of Law.

There is no arrangement or understanding between Ms. Maynard-Elliott and any other person pursuant to which she was appointed as a director of Platform. There has been no transaction, or proposed transaction, since January 1, 2017, to which Ms. Maynard-Elliott or any member of her immediate family had, or is to have, a direct or indirect material interest or any other related transaction with Platform within the meaning of Item 404(a) of Regulation S-K. There are no family relationships between Ms. Maynard-Elliott and any of Platform’s other directors, executive officers or persons nominated or chosen by Platform to become directors or executive officers.

Item 7.01. Regulation FD Disclosure.

On July 20, 2018, Platform issued a press release announcing the execution of the Agreement and the transaction, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

On July 20, 2018, Platform also issued a press release announcing (i) its intention to change its corporate name to Element Solutions Inc. following the completion of the transaction, (ii) the authorization by the Board of a share buyback program of up to $750 million, conditioned on the closing of the transaction, (iii) an updated financial outlook for the company following the transaction, and (iv) the appointment of Ms. Maynard-Elliott, as described in Item 5.02 of this Current Report on Form 8-K. A copy of this press release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

As described in these press releases, Platform will hold a conference call on July 20, 2018 at 8:30 a.m. (ET) to discuss the transaction and the other matters included in the press releases. Attached hereto as Exhibit 99.3, which is incorporated herein by reference, are copies of selected slides from the investor presentation that will be posted on Platform’s website at www.platformspecialtyproducts.com and used in connection with the conference call. A transcript of the conference call will be available for replay after the call in the Investor Relations section of Platform’s website under “Events & Presentations.” The information contained in Platform’s website is not part of this Current Report on Form 8-K.

The information contained in this Item 7.01 and in Exhibits 99.1, 99.2 and 99.3 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of Platform, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Cautionary Note Concerning Forward-Looking Statements

Certain information contained herein and in the exhibits hereto that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by the use of words such as “expect,” “anticipate,” “project,” “will,” “should,” “believe,” “intend,” “plan,” “estimate,” “predict,” “seek,” “continue,” “outlook,” “pro forma,” “may,” “might,” “should,” “can have,” “likely,” “potential,” “target,” and variations of such words and similar expressions. The forward-looking statements contained herein and in the exhibits hereto include, without limitation, statements related to the planned sale of Arysta and the timing for completion of this transaction; the ability of the parties to close this transaction, including obtaining regulatory approvals and meeting other closing conditions for the transaction; Platform’s expected accounting classification of the Agricultural Solutions business following the entering into of the Agreement and the related accounting treatment, including the amount and timing of any impairment charge that it may be required to record and its effect on Platform’s results of operations; Platform’s intended name change; share buyback program, conditioned on the closing of the transaction; and updated financial outlook for the company following the transaction. These and other forward-looking statements are based on management’s current estimates, assumptions and expectations and involve risks and uncertainties that could significantly affect expected results. Actual results could differ materially from those expressed or implied in the forward-looking statements if one or more of the underlying estimates, assumptions or expectations prove to be inaccurate or are unrealized. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement; the ability of Purchaser to obtain the proceeds of the debt and equity financings necessary to satisfy the purchase price; the risk that the necessary regulatory approvals may not be obtained or may be delayed or obtained subject to conditions that are not anticipated; the risk that the transaction will not be consummated in a timely manner; the risk that Platform will experience unanticipated delays or difficulties and transaction costs in consummating the transaction; the risk that any of the closing conditions to the transaction may not be satisfied in a timely manner or at all; the risk related to disruption from the transaction and the related diverting of management’s attention making it more difficult to maintain business and operational relationships; the failure to realize the benefits expected from the transaction or other related strategic initiatives; the impact of the transaction or the announcement and completion of related transactions on Platform’s share price and market volatility; the effect of the announcement of the transaction on the ability of Platform to retain customers and suppliers, retain or hire key personnel, and maintain relationships with customers, suppliers and lenders; the effect of the transaction on Platform’s operating results and businesses generally; and the possibility of more attractive strategic options arising in the future. Additional information concerning these and other factors that could cause actual results to differ materially from those projected is included in Platform’s most recent Annual Report on Form 10-K for the year ended December 31, 2017, filed with the Securities and Exchange Commission (“SEC”) on February 28, 2018. Platform undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are hereby filed or furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description

2.1	Stock Purchase Agreement, dated as of July 20, 2018, between Platform and Purchaser. Disclosure schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Stock Purchase Agreement, as filed, identifies such schedules and exhibits, including the general nature of their contents. Platform agrees to furnish a copy of any omitted attachment to the SEC on a confidential basis upon request.

99.1	Press release, issued on July 20, 2018, announcing the execution of the Agreement and the transaction (furnished only).

99.2	Press release, issued on July 20, 2018, announcing Platform’s intended corporate name change and share buyback program, conditioned on the closing of the transaction, updated financial outlook for the company following the transaction and appointment of Ms. Maynard-Elliott as a director (furnished only).

99.3	Selected slides from the investor presentation dated July 20, 2018 (furnished only).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 20, 2018 (Date)	PLATFORM SPECIALTY PRODUCTS CORPORATION /s/ John E. Capps Name: John E. Capps Title: Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

2.1	Stock Purchase Agreement, dated as of July 20, 2018, between Platform and Purchaser. Disclosure schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Stock Purchase Agreement, as filed, identifies such schedules and exhibits, including the general nature of their contents. Platform agrees to furnish a copy of any omitted attachment to the SEC on a confidential basis upon request.

99.1	Press release, issued on July 20, 2018, announcing the execution of the Agreement and the transaction (furnished only).

99.2	Press release, issued on July 20, 2018, announcing Platform’s intended corporate name change and share buyback program, conditioned on the closing of the transaction, updated financial outlook for the company following the transaction and appointment of Ms. Maynard-Elliott as a director (furnished only).

99.3	Selected slides from the investor presentation dated July 20, 2018 (furnished only).